UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

AMENDMENT NO. 1

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

CUTERA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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May 19, 2017

Dear Stockholder:

Cutera, Inc. (the “Company”), has filed today supplemental materials (the “Supplement”) to the Definitive Proxy Statement relating to the Company’s 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 1, 2017. Attached to the Supplement is an additional proxy card soliciting your vote with respect to the matters described therein, including an additional Proposal Six not included on the original proxy card.

Any proxies that have already been submitted will continue to be effective. If you have not already submitted your proxy, please complete and return the proxy card as soon as possible – even if you expect to attend the Annual Meeting of Stockholders. If you have already submitted your proxy, we request that you vote again so that your vote on Proposal Six may be counted.

You may revoke your proxy at any time before it has been voted by delivering to the Company a written notice of revocation or a duly executed proxy card with a later date, or by attending the Annual Meeting of Stockholders on June 14, 2017, at 9.00 a.m. PDT, and voting in person.

Sincerely, President and Chief Executive Officer

AMENDMENT NO. 1 TO PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Cutera, Inc. (the “Company”) for its 2017 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on May 1, 2017 (the “Original Proxy Statement”), in order to supplement a Proposal in the Original Proxy Statement and add an additional Proposal to the Original Proxy Statement.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing stockholders a non-binding advisory vote to approve the frequency of stockholder advisory votes on the compensation of our named executive officers (“NEOs”). At the 2011 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis, and the Board of Directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year.

Additionally, this Amendment No. 1 includes a supplement to Proposal Four in the Original Proxy Statement, which is a proposal to approve the amendment and restatement of the Cutera, Inc. Amended and Restated 2004 Equity Incentive Plan (“the Plan”). Proposal Four included a summary of the terms of the Plan (the “Summary”). As is the nature of summaries, the Summary in our Original Proxy Statement did not track the Plan terms word for word and in the interest of brevity we believe a potential ambiguity may have been created as to what the terms of the Plan are relating to the number of shares that could be granted with respect to awards of restricted stock and restricted stock units. The supplement to Proposal Four below clarifies such ambiguity.

This Amendment No. 1 affects the Notice of Annual Meeting of Stockholders; amends the Original Proxy Statement to add the voting requirements for the new Proposal Six; amends the Original Proxy Statement to add the new Proposal 6; adds additional supplemental disclosure to Proposal Four; and adds Proposal Six to the Proxy Card. All other items of the Proxy Statement are unchanged.

CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.

A new Proposal Six shall be added to the Notice of Annual Meeting of Stockholders and current Proposal Six shall be renumbered Proposal Seven. The new Proposal Six is a non-binding advisory vote on the “Say-on-Pay-Frequency” proposal regarding the frequency of stockholder advisory votes on the compensation of our NEOs. The Notice is amended to read in its entirety as follows:

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2017

9:00 A.M. Pacific Time

To our Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Cutera, Inc. (the “Company”). The meeting will be held at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021. The meeting will be held on June 14, 2017 at 9:00 a.m. Pacific Time, for the following purposes:

1.	Approve the Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) to declassify the board of directors;

2.	Elect three Class I directors to each serve for a three-year term that expires at the 2020 Annual Meeting of stockholders and until their successors have been duly elected and qualified;

3.

Ratify the selection of BDO USA, LLP as the independent registered public accounting firm of the Company (the “Independent Registered Public Accounting Firm”) for the fiscal year ending December 31, 2017;

4.	Approve the Amended and Restated 2004 Equity Incentive Plan;

5.	Hold a non-binding advisory vote on the compensation of Named Executive Officers;

6.	Vote on a non-binding advisory “Say-on-Pay-Frequency” proposal regarding the frequency of stockholder advisory votes on compensation of Named Executive Officers; and

7.

To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting.

To help conserve resources and reduce printing and distribution costs, we will be mailing a notice to our stockholders, instead of a paper copy of this proxy statement, our 2016 Annual Report and a form of proxy card or voting instruction card (collectively referred to as “Proxy Material”). The notice will have instructions on how to access our Proxy Material over the internet and instructions on how stockholders can receive a paper copy of our Proxy Materials if so desired.

The meeting will begin promptly at 9:00 a.m., local time, and check-in will begin at 8:50 a.m. local time. Only holders of record of shares of our common stock (NASDAQ: CUTR) at the close of business on April 17, 2017 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose relating to the Annual Meeting during normal business hours at our principal executive offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021.

By order of the Board of Directors,

President and Chief Executive Officer

Brisbane, California

May 1, 2017

YOUR VOTE IS IMPORTANT!

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) HAS BEEN PROVIDED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

2.	The following items in the Section entitled “QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING” shall be amended to read as follows:

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the director nominees, “FOR” the approval of the Second Amended and Restated Certificate of Incorporation to declassify the Board, “FOR” the ratification of BDO as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017, “FOR” the approval of the Amended and Restated 2004 Equity Incentive Plan, “FOR” the non-binding advisory vote on the compensation of our Named Executive Officers, and “1 Year” (rather than every 2 years or every 3 years) for the “Say-on-Pay-Frequency” proposal regarding the frequency of the stockholder advisory votes on the compensation of NEOs.

What items of business will be voted on at the meeting?

The items of business scheduled to be voted on at the meeting are as follows:

1.    Approval of the Second Amended and Restated Certificate to declassify the Board of directors;

2.    Election of three nominees to serve as Class I directors on our Board;

3.    Ratification of BDO USA, LLP (“BDO”) as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017;

4.    Approval of the Amended and Restated 2004 Equity Incentive Plan;

5.    Non-binding advisory vote on the compensation of Named Executive Officers;

6.    Non-binding advisory vote on the “Say-on-Pay-Frequency” proposal regarding the frequency of stockholder advisory votes on the compensation of Named Executive Officers; and

7.    To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

These proposals are described more fully below in this proxy statement. As of the date of this proxy statement, the only business that our Board intends to present, or knows of that others will present at the meeting, is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

What vote is required to approve each item and how are votes counted?

The vote required to approve each item of business and the method for counting votes is set forth below:

Approval of the Second Amended and Restated Certificate of Incorporation. The affirmative “FOR” vote of 66 2/3% of the outstanding shares of Cutera will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for this item of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

Election of Directors. Each director nominee receiving affirmative “FOR” votes in excess of “Against” votes at the meeting (a majority of votes cast) will be elected to serve as a Class I director. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of BDO as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017. The affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for this item of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

Approval of the Amended and Restated 2004 Equity Incentive Plan. The affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for this item of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

Non-binding advisory vote on the compensation of our Named Executive Officers. The affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for this item of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

Non-binding advisory vote on the “Say-on-Pay-Frequency” proposal. The frequency option receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be considered the frequency preferred by the stockholders, although such vote will not be binding on us. You may vote, with respect to the proposal to recommend, by non-binding vote, the frequency of executive compensation voting, for a vote every one, two or three years, or may abstain from voting. If you “ABSTAIN” from voting on this proposal, the abstention will not have an effect on the outcome of the vote.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” the approval of the Second Amended and Restated Certificate, “FOR” all of the Company’s nominees to the Board, “FOR” ratification of BDO as our Independent Registered Public Accounting Firm, “FOR” the approval of the Amended and Restated 2004 Equity Incentive Plan, “FOR” the approval, by non-binding vote, of executive compensation, FOR” the approval, by non-binding vote, of “Say-on-Pay-Frequency” and in the discretion of the proxy holders on any other matters that may properly come before the meeting).

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, which includes ratifying the appointment of an independent registered public accounting firm but does not include the approval of the Second Amended and Restated Certificate, the election of directors, the approval of the Amended and Restated 2004 Equity Incentive Plan, the non-binding vote on executive compensation, or the non-binding advisory vote on “Say-on-Pay-Frequency.” Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” ratification of BDO as the Independent Registered Public Accounting Firm.

However, if you do not instruct your broker how to vote with respect to the approval of the Second Amended and Restated Certificate, the election of directors, the approval of the Amended and Restated 2004 Equity Incentive Plan, the non-binding vote on executive compensation, and the non-binding advisory vote on “Say-on-Pay-Frequency” of executive compensation, your broker may not vote with respect to such proposal and your shares will not be counted as voting in favor of these matters.

3.

A new Proposal Six of the Proxy Statement shall be added to the Proxy Statement after the section entitled “Non-Binding Advisory Vote on the Compensation of Named Executive Officers (Proposal 5)”. Proposal Six is added to read in its entirety as follows:

PROPOSAL 6—NON-BINDING ADVISORY VOTE ON THE “SAY-ON-PAY-FREQUENCY” PROPOSAL REGARDING THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, we are offering our stockholders an opportunity to cast an advisory vote on whether the non-binding advisory vote on the compensation of our NEOs should occur every one, two or three years. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on executive compensation and other important matters. The Board and the Compensation Committee will take into consideration the voting results when determining how often a non-binding stockholder advisory vote on the compensation of our named executive officers should occur.

The Board has determined that an advisory vote on executive compensation every year continues to be the best approach for the Company based on a number of considerations, including the vote frequency which the Board believes the majority of our investors prefer.

Stockholders are not voting to approve or disapprove of the Board's recommendation. Instead, the proxy card provides stockholders with four choices with respect to this proposal; (1) one year, (2) two years, (3) three years or (4) abstaining from voting on the proposal. For the reason discussed above, we are asking our stockholders to indicate their support for the non-binding advisory vote on executive compensation to be held every one year.

Generally, approval of any matter presented to stockholders requires the affirmative vote of the holders of a majority of the shares of common stock represented at the annual meeting and entitled to vote on the matter. However, because this vote is advisory and non-binding, if none of the frequency options receive the vote of a majority of shares of common stock represented at the annual meeting and entitled to vote thereon, the option receiving the greatest number of votes will be considered the frequency recommended by the Company's stockholders. Even though this vote will not be binding on the Company or Board, the Board will take into account the result of the vote when determining the frequency of future say-on-pay votes.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” ON THE NON-BINDING ADVISORY PROPOSAL REGARDING THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

SUPPLEMENT TO PROPOSAL FOUR—

APPROVAL OF OUR AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN

We included Proposal Four in the Original Proxy Statement to approve the amendment and restatement of the Cutera, Inc. Amended and Restated 2004 Equity Incentive Plan (the “Plan”). Proposal Four (i) increases the number of shares available for grant by 1,600,000 shares, (ii) extends the term of the Plan until the date of the Annual Meeting of the Company’s stockholders in 2022, (iii) amends the Plan to provide that dividends cannot be paid to participants in the Plan with respect to awards granted under the Plan that have not yet vested and been exercised or settled, (iv) implements a limitation in the Plan such that no non-employee director of the Company may be granted, in any fiscal year, equity awards with an aggregate grant date fair value greater than $300,000 and (v) provides for the approval of the material terms and conditions of the Plan in a manner that would allow certain awards granted under the Plan to qualify as “performance based compensation” under Section 162(m) of the Internal Revenue Code (“Section 162(m)”) and would allow us to take a full corporate income tax deduction with respect to such awards for federal tax purposes.

Proposal Four included a summary of the terms of the Plan (the “Summary”) that is qualified in its entirety by reference to the Plan attached as Appendix B to our Original Proxy Statement. As is the nature of summaries, the Summary does not track the Plan terms word for word and in the interest of brevity we believe a potential ambiguity may have been created as to what the terms of the Plan are with respect to the number of shares that could be granted with respect to awards of restricted stock and restricted stock units. While we do not believe this potential ambiguity is material in any respect as to any stockholder’s decision as to whether to vote for or against Proposal Four, we have decided to clarify the potential ambiguity.

The Summary provides that the Plan administrator determines the number of shares that are granted pursuant to awards of restricted stock or restricted stock units, but the Plan administrator is not able to grant any individual participant a right to purchase or acquire more than 300,000 shares of restricted stock or restricted stock units during any fiscal year, except in connection with a participant’s initial employment with us, in which case the participant could be granted up to an additional 300,000 shares of restricted stock or restricted stock units. The Plan, however, provides that these limits apply only to awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m). This means that the Plan administrator would be permitted to grant awards of restricted stock and restricted stock units that could exceed these limits if the awards were not intended to qualify as “performance-based compensation” under Section 162(m).

It is not our expectation that we would grant awards of restricted stock or restricted stock units that exceed these limits, whether or not the awards are intended to qualify as “performance based compensation” under Section 162(m), but because it is technically possible that we could do so, we do not want stockholders to be confused by this potential ambiguity.

To the extent stockholders do not approve Proposal Four as supplemented above, the Plan would continue in effect in accordance with its terms prior to being amended and restated. Please see the original Proposal Four in the Original Proxy Statement for details about the Plan and summary of the general federal income tax consequences to U.S. taxpayers of awards granted under the Plan.

Vote Required

Approval of the amendment and restatement of the Plan requires the affirmative vote of a majority of the shares of our Common Stock that are present in person or proxy and entitled to vote at the Annual Meeting.

Board of Directors’ Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED PLAN.

Our Proxy Card, that now includes Proposal Six, is amended in its entirety to read as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CUTERA, INC.

2017 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Cutera, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated May 1, 2017 and hereby appoints James A. Reinstein (our President, Chief Executive Officer and Director) and Gregory Barrett (our Director), each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2017 Annual Meeting of Stockholders of Cutera, Inc. to be held on June 14, 2017 at 9:00 a.m., local time, at Cutera’s offices located at 3240 Bayshore Blvd., Brisbane, California 94005-1021, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

SEE REVERSE SIDE

FOLD AND DETACH HERE

The Board of Directors of Cutera, Inc. recommends a vote FOR the following proposals:

Please mark your votes as indicated: ☒

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. Approval of the Second Amended and Restated Certificate of Incorporation to declassify the board of directors.	☐	☐	☐	4. Approval of the Amended and Restated 2004 Equity Incentive Plan.	☐	☐	☐

					FOR	AGAINST	ABSTAIN
2. Election of Directors:				5. Non-binding advisory vote on the compensation of Named Executive Officers.	☐	☐	☐
Class I Nominees:
	FOR	WITHHOLD
David A. Gollnick	☐	☐

James A. Reinstein	☐	☐

Clint H. Severson	☐	☐
					1	2	3
	FOR	AGAINST	ABSTAIN		YEAR	YEAR	YEAR	ABSTAIN
3. Ratification of BDO USA, LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2017.	☐	☐	☐	6. Non-binding advisory vote on the “Say-on-Pay-Frequency” proposal regarding the frequency of stockholder advisory votes on the compensation of Named Executive Officers.	☐	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS; (2) FOR THE ELECTION OF THE NOMINATED CLASS I DIRECTORS; (3) FOR THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017; (4) FOR THE APPROVAL OF THE AMENDED AND RESTATED 2004 EQUITY INCENTIVE PLAN; (5) FOR THE APPROVAL BY NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS; (6) EVERY 1 YEAR FOR THE NON-BINDING ADVISORY VOTE ON THE “SAY-ON-PAY-FREQUENCY” PROPOSAL REGARDING THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS; AND (7) AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SIGNATURE(S)	SIGNATURE(S)	DATE:

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.